Exhibit 10.2.6

February 22, 2001

Paetec Corp.

290 Woodcliff Drive

Fairport, New York 14450

Re:	Lease Amendment/Paetec Building
600 WillowBrook Office Park

Gentlemen:

The purpose of this letter is to amend the Lease Agreement dated July 7, 1999, as amended by letters dated February 11, 2000, March 7, 2000, December 22, 2000, and January 22, 2001, (the “Lease”) between WillowBrook II L.L.C. (“Landlord”) and Paetec Corp. (“Tenant”) for space at 600 WillowBrook Office Park, Fairport, New York. I have attached a copy of the facing page of the Lease to this letter.

The Lease is hereby amended as follows;

1.	Notwithstanding anything in the Lease or any Amendment thereto to the contrary, the demised term shall commence on March 19, 2001.

2.	Except as modified above, all other terms, provisions and conditions of the Lease shall remain unchanged and are hereby ratified and confirmed.

If the above reflects your understanding, please sign the enclosed copy of this letter and return it to us as soon as possible.

Cordially yours,

WILLOWBROOK II, L.L.C.

By	/s/ CHARLES N. MILLS
Charles N. Mills

The above is hereby accepted and approved,

PAETEC CORP.

By	Richard E. Ottalagana	EVP	Dated:	2/__/01
	Richard E. Ottalagana	(Title)